                               AMENDMENT NO. 1 TO
                        SUPPLEMENTAL PROFIT SHARING PLAN
                                FOR EMPLOYEES OF
                            TRINITY INDUSTRIES, INC.
                             AND CERTAIN AFFILIATES

         WHEREAS, effective July 1, 1990, TRINITY INDUSTRIES, INC. (the "Company") adopted, for the benefit of certain executive and managerial employees, the SUPPLEMENTAL PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES (the "Plan"); and

         WHEREAS, pursuant to Article X of the Plan, the Company desires to amend the Plan in certain particulars.

         NOW, THEREFORE, the Plan is hereby amended, effective as of July 1, 1990, in the following respects:

         1. Section 2.01 of the Plan is hereby revised by amending paragraph (s) thereof to be and read as follows:

"2.01       Definitions

                                   * * * * *

            (s) INCOME: The net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust Fund. In determining the Income of the Trust Fund for any period, assets shall be valued on the basis of their fair market value, as determined by the Trustee. Notwithstanding the preceding provisions of this paragraph
                    (s), Income need not be determined by reference to the Trust Fund and may be determined pursuant to any other method which may, from time to time, be selected by the Company."

         2. Section 5.02 of the Plan is hereby revised by amending paragraph (a) thereof to be and read as follows:

"5.02       Account Adjustments

                                   * * * * *

            (a) Income--For each calendar quarter, Income shall, as a bookkeeping entry, be allocated and credited to the accounts of Participants, Former Participants and Beneficiaries who had unpaid balances in their accounts on the last day of such calendar quarter in proportion to the balances in such accounts at the beginning of the calendar quarter (i) increased by one-half of all Salary Reduction Contributions for such calendar quarter, and (ii) decreased by all withdrawals and distributions from such accounts during such calendar quarter. Notwithstanding the preceding provisions of this paragraph (a), if, pursuant to the agreement creating the Trust (including any appendix thereto), Participants are permitted to direct the investment of their accounts in one or more investment funds, Income, to the extent determined by reference to the Trust Fund, shall be allocated in the following manner:

                    (1) The Income (hereinafter, the 'Fund Income') attributable to each investment fund (hereinafter, 'Fund') which may be established pursuant to the Trust (including, as a separate investment fund, assets, if any, invested at the discretion of the Trustee), shall first be determined.

                    (2) Fund Income for such calendar quarter shall then, as a bookkeeping entry, be allocated and credited to the accounts of Participants, Former Participants and Beneficiaries who had unpaid balances in their accounts invested in such Fund on the last day of such calendar quarter in proportion to the balances in such accounts invested in such Fund at the beginning of the calendar quarter (i) increased by one-half of all Salary Reduction Contributions invested in such Fund during such calendar quarter, and (ii) decreased by all amounts withdrawn and distributed during such calendar quarter from such accounts but only to the extent theretofore invested in such Fund for such calendar quarter.


                                   * * * * *"

         3. Section 6.01 of the Plan is hereby revised to be and read as follows:

"6.01       Termination of Employment

            As of the last day of the calendar quarter within which a Participant terminates employment, the Committee (i) shall certify to the Trustee or the Treasurer of the Employer, as applicable, the total amount of the allocations to the credit of the Participant on the books of each Employer by which the Participant was employed at a time when amounts were credited by such Employer to his accounts and the Participant's vested interest in such accounts and (ii) shall determine whether the payment of the amounts credited to the Participant's accounts under the Plan is to be paid directly by the applicable Employer, from the Trust Fund, or by a combination of such sources (except to the extent the provisions of the Trust specify payment from the Trust Fund). Payment of the amounts credited to the Participant's accounts shall be made in accordance with the following provisions:

            (a) In the case of an Employee who becomes a Participant prior to January 1, 1992, that portion of such Participant's account balances determined as of December 31, 1991 shall be paid in the form of a lump sum.

            (b) In the case of an Employee who becomes a Participant on or after January 1, 1992 (or in the case of an Employee who becomes a Participant prior to such date, but only with respect to the post-12/31/91 portion of his account balances), such Participant may irrevocably select the method of payment of such amounts from the following alternatives:

                    (1)  In a lump sum;

                    (2) In periodic payments of substantially equal amounts for a specified number of years not in excess of 20, in which event the unpaid balance at the end of each quarter shall receive an Income allocation. Such periodic payments shall be made not less frequently than annually; or

                    (3) In any combination of the methods specified in subparagraphs (1) or (2) of this paragraph (b).

                   Any election pursuant to this paragraph (b) must be made prior to the later of (i) January 1, 1992 or (ii) the date on which such Employee's Participation hereunder first commences, with all payments to be made in the form of a lump sum in the absence of a timely election. In addition, any such election may be made separately with respect to payments occasioned by (i) normal retirement (as defined below), death or Disability and (ii) other terminations of employment. The Committee shall, as of the last day of the calendar quarter within which the Participant terminates employment, certify to the Trustee or the Treasurer of the Employer, as applicable, the method of payment selected by the Participant.

            (c) Payment of amounts credited to the Participant's accounts must be made or commence on the sixtieth (60th) day following the end of the calendar quarter in which the Participant's termination of employment occurs.

The Trustee (to the extent provided in the Trust) or the Treasurer of the Employer, as applicable, shall thereafter make payments of benefits in the manner and at the times specified above, subject, however, to all of the other terms and conditions of this Plan and the Trust. This Plan shall be deemed to authorize the payment of all or any portion of a Participant's benefits from the Trust Fund to the extent such payment is required by the provisions of the Trust.

If a Participant's termination of employment is attributable to his death, Disability or his retirement on or after age 65 ('normal retirement'), he shall be entitled to the entire amount credited to his accounts. If a Participant's termination of employment is not attributable to his death, Disability or normal retirement and if such termination of employment occurs on or after a 'Change in Control' (as defined in Section 9.05 hereof), he shall be entitled to the entire amount credited to his accounts; or if such termination of employment occurs prior to a Change in Control, he shall be entitled to the entire amount credited to his Salary Reduction Contribution Account and shall be entitled to a 'vested percentage' of the entire amount credited to his Employer Contribution Account based on his years of Service, as follows:

                                        Vested                 Forfeited
            Years of Service            Percentage             Percentage
            ----------------            ----------             ----------
            Less than 1                        0%                  100%
            1 but less than 2                 20%                   80%
            2 but less than 3                 40%                   60%
            3 but less than 4                 60%                   40%
            4 but less than 5                 80%                   20%
            5 or more                        100%                    0%

            For purposes of this Section 6.01, the 'entire amount' credited to a Participant's accounts at termination of employment shall include any amounts to be credited pursuant to Section 4.01 hereof for the Year of termination of employment but not yet allocated."

         4. Section 6.02 of the Plan is hereby revised to be and read as follows:

"6.02       Death

            If a Participant shall die while in the service of an Employer, or after termination of employment with the Employers and prior to the complete distribution of all amounts payable to him under the Plan, any remaining amounts payable to the Participant hereunder shall be payable to his Beneficiary designated in accordance with Section
            6.04 hereof. The Committee shall cause the Trustee (to the extent provided in the Trust) or the Treasurer of the Employer, as applicable, to pay to such Beneficiary all of the amounts then standing to the credit of the Participant in his accounts, with such payment to be made at the time and in the manner specified in
            Section 6.01 hereof."

         5. Section 6.03 of the Plan is hereby revised to be and read as follows:

"6.03       Plan Termination

            If the Plan is terminated pursuant to the provisions of Article X, the Committee shall cause the Trustee or the Treasurer of the Employer, as applicable, to pay to all Participants all of the amounts then standing to their credit. If the Plan is terminated on or after a 'Change in Control' (as defined in Section 9.05 hereof), then such payments shall be in the form of lump sum payments. If the Plan is terminated prior to a Change in Control, then such payments shall be made at the time and in the manner specified in Section 6.01 hereof."

         6. Section 6.05 of the Plan is hereby revised to be and read as follows:

"6.05       In-Service Distributions

            No amounts credited to a Participant's Salary Reduction Contribution Account or Employer Contribution Account shall be distributed to or on behalf of the Participant prior to the occurrence of one of the events specified in the preceding provisions of this Article VI except to the extent that the Committee, in its sole discretion, consents to such distribution upon a showing, by the Participant, of an unforeseeable emergency. For purposes of this Section 6.05, an unforeseeable emergency is defined as severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend on the facts of each case, but payment may not be made to the extent that such hardship is or may be relieved--(a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant's assets, to the extent that the liquidation of such assets would not itself cause severe financial hardship, or (c) by cessation of deferrals under the Plan."

         7. Section 7.02 of the Plan is hereby revised to be and read as follows:

"7.02       Funding of Obligation

            Section 7.01 above to the contrary notwithstanding, the Employers may elect to transfer assets to the Trust, the provisions of which require the use of the Trust's assets to satisfy claims of an Employer's general unsecured creditors in the event of such Employer's insolvency and direct that no Participant shall at any time have a prior claim to such assets. The assets of the Trust shall not be deemed to be assets of this Plan."

         IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 on the 9th day of August, 1991, effective as of July 1, 1990.


                                              TRINITY INDUSTRIES, INC.

                                              By: /s/ JACK CUNNINGHAM
                                                 ------------------------------
                                              Title:  V.P.
                                                    ---------------------------


ATTEST:

/s/ NEIL O. SHOOP
-----------------------------------

                               AMENDMENT NO. 2 TO
                        SUPPLEMENTAL PROFIT SHARING PLAN
                                FOR EMPLOYEES OF
                            TRINITY INDUSTRIES, INC.
                             AND CERTAIN AFFILIATES

     WHEREAS, effective July 1, 1990, TRINITY INDUSTRIES, INC. (the "Company") adopted, for the benefit of certain executive and managerial employees, the SUPPLEMENTAL PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES (the "Plan"); and

     WHEREAS, pursuant to Article X of the Plan, the Company desires to amend the Plan in certain particulars.

     NOW, THEREFORE, the Plan is hereby amended in the following respects:

     1. Effective January 1, 1992, Section 2.01 of the Plan is hereby revised by amending paragraph (g) thereof to be and read as follows:

"2.01   Definitions

                                    * * * * *

        (g) COMPENSATION: The total of all amounts paid to a Participant by the Employer for personal services as reported on the Participant's Federal Income Tax Withholding Statement (Form W-2) plus any salary reduction amounts described in Section 4.02 hereof and any amounts not included in the Participant's gross income pursuant to Section 125 of the Code, but excluding (i) any other contributions made under this Plan or any other plan of deferred compensation, (ii) tuition reimbursement payments, (iii) moving expense payments, (iv) excess life insurance imputed income, (v) income from nonqualified stock options, (vi) automobile allowance payments, (vii) medical allowance payments,
               (viii) safe driving bonuses, (ix) employee awards, (x) lodging allowance payments, (xi) tool allowance payments, (xii) road expense reimbursement payments, (xiii) commuting allowance payments, (xiv) meal allowance payments, (xv) third-party sick pay, (xvi) attendance/safety bonuses, (xvii) travel allowances and (xviii) company automobile."

     2. Effective January 1, 1993, Section 4.02 of the Plan is hereby revised by amending the first paragraph thereof to be and read as follows:

"4.02   Participant Salary Reduction

        Prior to commencement of Participation hereunder, a Participant shall have entered into a written salary reduction agreement with his Employer. The terms of such salary reduction agreement shall provide that the Participant agrees to accept a reduction in salary from the Employer equal to any whole percentage of his Compensation per payroll period. In consideration of such agreement, the Employer will credit the Participant's Salary Reduction Contribution Account for each Year with an amount equal to the total amount by which the Participant's Compensation from the Employer was reduced during the Year pursuant to the salary reduction agreement.

                                   * * * * *"

     IN WITNESS WHEREOF, the Company has executed this Amendment No. 2 on the 18th day of May, 1992, effective as of the dates noted above.

                                      TRINITY INDUSTRIES, INC.

                                      By: /s/ JACK CUNNINGHAM
                                         ------------------------------------
                                      Title:     Vice President
                                             --------------------------------

ATTEST:

/s/ NEIL O. SHOOP
--------------------------

                               AMENDMENT NO. 3 TO
                        SUPPLEMENTAL PROFIT SHARING PLAN
                                FOR EMPLOYEES OF
                            TRINITY INDUSTRIES, INC.
                             AND CERTAIN AFFILIATES

     WHEREAS, effective July 1, 1990, TRINITY INDUSTRIES, INC. (the "Company") adopted, for the benefit of certain executive and managerial employees, the SUPPLEMENTAL PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES (the "Plan"); and

     WHEREAS, pursuant to Article X of the Plan, the Company desires to amend the Plan in certain particulars.

     NOW, THEREFORE, effective as of April 1, 1995, the Company does hereby amend the Plan in the following respects:

     1. Section 2.01 of the Plan is hereby revised by amending paragraph (k) thereof to be and read as follows:

"2.01   Definitions

                                   * * * * *

        (k) EMPLOYEE: Any individual on the payroll of an Employer (i) whose wages from the Employer are subject to withholding for purposes of Federal income taxes and for purposes of the Federal Insurance Contributions Act, (ii) who is included within a 'select group of management or highly compensated employees,' as such term is used in Section 401(a)(1) of ERISA, and (iii) who is designated by the Plan Committee as eligible to participate in this Plan; provided that, under no circumstances shall an individual be an eligible Employee hereunder until he has completed one year of Service (or, effective for the calendar quarter beginning April 1, 1995, until the first day of the calendar quarter on or immediately following his Employment Commencement Date).

                                   * * * * *"

     2. Section 3.01 of the Plan is hereby revised to be and read as follows:

"3.01   Participation

        An Employee shall become a Participant in this Plan on one of the following dates, provided that, prior to such date, he shall first have undertaken the actions specified in Section 3.03 hereof:

        (a)    In the case of an individual classified as an Employee under
               Section 2.01(k) hereof prior to July 1, 1990, on July 1, 1990 or on the first day of any of his taxable years thereafter;

        (b)    In the case of an individual classified as an Employee under
               Section 2.01(k) hereof on or after July 1, 1990, but prior to April 1, 1995, on the thirtieth (30th) day immediately following such classification or on the first day of any of his taxable years thereafter; or

        (c)    In the case of an individual classified as an Employee under
               Section 2.01(k) hereof on or after April 1, 1995, on the first day of the calendar quarter on or immediately following such classification or on the first day of any of his taxable years thereafter.

        An active Participant who incurs a Severance from Service and who is subsequently re-employed by an Employer shall reenter the Plan as an active Participant on his Reemployment Commencement Date or the first day of his next following taxable year, but only if (i) he continues to qualify as an Employee within the meaning of Section 2.01(k) hereof and (ii) prior to such date he shall have again undertaken the actions specified in Section 3.03 hereof. In the event that a Participant shall cease to qualify as an Employee within the meaning of Section 2.01(k) hereof, his Participation shall thereupon cease but he shall continue to accrue Service hereunder during the period of his continued employment with the Employers."

     3. Section 3.03 of the Plan is hereby revised to be and read as follows:

"3.03   Election to Participate

        In order to participate hereunder, an Employee, otherwise eligible to participate pursuant to Section 3.01, must, after having received a written explanation of the terms of, and the benefits provided under, the Plan, elect to participate in such Plan on such form or forms as the Committee may provide and must execute a salary reduction agreement described in Section 4.02 hereof. Such election to participate and execution of a salary reduction agreement shall be effected on any date on or prior to the applicable date specified in such Section 3.01 for the commencement of Participation and, in all events, prior to the rendition of services for which salary subject to the salary reduction agreement would otherwise have been paid to such Employee."

     4. Section 4.01 of the Plan is hereby revised by amending paragraph (b) thereof to be and read as follows:

"4.01   Employee Contributions

                                   * * * * *

        (b) Additional Matching Contributions -- For each Year, each Employer shall credit an additional amount to each of its Employees for whom an amount was credited pursuant to paragraph (a) of this
               Section 4.01; provided, however, that no such additional amount shall be credited prior to the first day of the calendar quarter following the date on which such Employee completes one (1) year of Service. Such additional amount, when added to the Forfeitures which have become available for application as of the end of the Year pursuant to Section 4.03 hereof, shall be equal to the lesser of (1) or (2), where--(1) is (i) fifty percent (50%) of that portion of the Participant's salary reduction for such Year pursuant to Section 4.02 hereof which does not exceed six percent (6%) of his Compensation for such Year, for Participants with at least five (5) years of Service, or (ii) twenty-five percent (25%) of that portion of the Participant's salary reduction for such Year pursuant to Section 4.02 hereof which does not exceed six percent (6%) of his Compensation for such Year, for Participants with less than five (5) years of Service; and (2) is the amount that would have been credited to the Participant pursuant to (1) above if the Participant's salary reduction and Compensation for the Year had been limited to the extent provided in, respectively, Sections 402(g) and 401(a)(17) of the Code (and rulings and regulations issued thereunder); provided, however, that no portion of a Participant's salary reduction shall be taken into account for purposes of this computation if, prior to the end of such Year, such portion is withdrawn by, or otherwise distributed to, the Participant or his Beneficiary, or if such portion represents amounts credited pursuant to paragraph (a) of this Section 4.01 prior to the first day of the calendar quarter following the date on which such Participant completes one (1) year of Service; provided, further, that no Matching Employer Contributions shall be credited to Participants for a Year unless (i) the Company's earnings per share for such Year are sufficient to cover dividends to stockholders, or (ii) the Company's net profits for such Year are at least Thirty-three and one-third Cents ($.33-1/3) per share. Notwithstanding the preceding provisions of this paragraph (b), the amount of Matching Employer Contribution credited to a Participant for a Year shall be reduced to the extent of any matching employer contributions made to or on behalf of the Participant for such Year under the Profit Sharing Plan for Employees of Trinity Industries, Inc. and Certain Affiliates."

     5. Section 4.02 of the Plan is hereby revised by amending paragraph (b) thereof to be and read as follows:

"4.02   Participant Salary Reduction

                                   * * * * *

        (b) A salary reduction agreement shall have been entered into by a Participant on or prior to commencement of Participation hereunder and shall remain in effect until terminated or amended by the Participant in accordance with the procedures set forth herein. Any amendment or termination of a salary reduction agreement shall not be effective until the first day of the Participant's taxable year immediately following the taxable year of the Participant in which an election so to amend or terminate is executed by the Participant and his Employer and must be received by the Corporate Benefits department of the Company at least fifteen (15) days prior to the end of the taxable year of execution. If a Participant terminates his salary reduction agreement as hereinabove provided, then he may elect to enter into another salary reduction agreement to be effective as of the first day of any of his taxable years following his taxable year in which such termination was first effective, provided that written notice of such election must be received by the Corporate Benefits department of the Company at least fifteen (15) days prior to such effective date."

     IN WITNESS WHEREOF, the Company has executed this Amendment No. 3 on the 6th day of December 1994, effective as of April 1, 1995.


                                   TRINITY INDUSTRIES, INC.

                                   By: /s/ JACK CUNNINGHAM
                                       -------------------------------------
                                   Title:      Vice President
                                          ----------------------------------

ATTEST:

/s/ NEIL O. SHOOP
----------------------------

                               AMENDMENT NO. 4 TO
                        SUPPLEMENTAL PROFIT SHARING PLAN
                                FOR EMPLOYEES OF
                            TRINITY INDUSTRIES, INC.
                             AND CERTAIN AFFILIATES

         WHEREAS, TRINITY INDUSTRIES, INC. (the "Company") has heretofore adopted the SUPPLEMENTAL PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES (the "Plan"); and

         WHEREAS, effective as of October 1, 1996, HALTER MARINE GROUP, INC. ("HMGI") and its subsidiaries (the "Participating Affiliates") have adopted the Plan; and

         WHEREAS, effective as of January 1, 1997, HMGI and the Participating Affiliates will withdraw from the Plan; and

         WHEREAS, effective as of January 1, 1997, the Company desires to transfer all benefit obligations relating to Participants who are employees of HMGI and the Participating Affiliates to a separate supplemental profit sharing plan maintained by HMGI; and

         WHEREAS, pursuant to those provisions of the Plan permitting the Company to amend the Plan from time to time, the Company desires to amend the Plan in order to reflect the transactions described above.

         NOW THEREFORE, the Plan is hereby amended as follows:

         1. Effective January 1, 1997, new Article XI of the Plan is hereby adopted to be and to read as follows:

                                   "ARTICLE XI
                             WITHDRAWING EMPLOYERS

         In the event that a Participating Employer elects to discontinue or revoke its participation in this Plan:

         (i) the Company shall cause to be prepared a new plan (the "Successor Plan") for the withdrawing Participating Employer, which plan's terms shall be identical to the terms of this Plan;

         (ii) the Company shall transfer, deliver and assign any and all benefit obligations under this Plan which relate to Participants who are employees of the withdrawing Participating Employer or its subsidiaries to the Successor Plan; and

         (iii) the withdrawing Participating Employer shall be deemed to have consented to the adoption of the Successor Plan.

For purposes of this provision, the Successor Plan shall treat all benefit obligations described under (ii) above as if they had accrued due to an individual's service with the withdrawing Participating Employer. Subsequent to the withdrawing Participating Employer's adoption of the Successor Plan, and the transfer of benefit obligations from this Plan to the Successor Plan, Participants whose benefits were transferred to the Successor Plan shall not be entitled to receive any amounts from this Plan which relate to benefit obligations which accrued prior to the transfer.

         IN WITNESS WHEREOF, the Company has caused this AMENDMENT NO. 4 TO THE SUPPLEMENTAL PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES to be executed in its name and on its behalf this 13th day of January, 1997, effective as noted above.

                                        TRINITY INDUSTRIES, INC.



                                        By: /s/ JOHN T. SANFORD
                                           --------------------------------
                                        Title:  Executive Vice President
                                              -----------------------------


ATTEST:

/s/ NEIL O. SHOOP
-----------------------------------

THE STATE OF TEXAS            )
                              )
COUNTY OF DALLAS              )


         This instrument was acknowledged before me on the 13th day of January, 1997, by John T. Sanford, Executive Vice President of TRINITY INDUSTRIES, INC., a Delaware corporation, on behalf of said corporation.


                                             /s/ JANET L. SNYDER
[SEAL]                                       ----------------------------------
                                             Notary Public in and for
                                             the State of Texas


My Commission Expires:                      Printed Name of Notary:

   3-19-97                                  Janet L. Snyder
-------------------------------             ----------------------------------

                               AMENDMENT NO. 5 TO
                        SUPPLEMENTAL PROFIT SHARING PLAN

         The Supplemental Profit Sharing Plan for Employees of Trinity Industries, Inc. and Certain Affiliates, as amended from time to time (the "Plan"), is hereby further amended, effective as of May 6, 1997, as set forth below.

         Any term which is not defined below shall have the meaning set forth for such term in the Plan.

         1. Section 9.05 of the Plan is hereby amended and restated to read as follows:

     For purposes hereof, a "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                  (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph
         (III) below; or

                  (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on May 6, 1997, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on May 6, 1997, or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                  (IV) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes hereof:

         "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

         "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates,
         (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer of the Company as of the day and year first above written.

                                             TRINITY INDUSTRIES, INC.


                                             By: /s/ W. RAY WALLACE
                                                -------------------------------

ATTEST:

/s/ NEIL O. SHOOP
-----------------------------------

                             AMENDMENT NO. 6 TO THE
                        SUPPLEMENTAL PROFIT SHARING PLAN
                                FOR EMPLOYEES OF
                            TRINITY INDUSTRIES, INC.
                             AND CERTAIN AFFILIATES

     Pursuant to the provisions of Article X thereof, the Supplemental Profit Sharing Plan for Employees of Trinity Industries, Inc. and Certain Affiliates (the "Plan") is hereby amended effective as of April 1, 1999 in the following respects only:

     FIRST: Section 2.01 of the Plan is hereby amended by deleting subsection(s) therefrom in its entirety.

     SECOND: Section 2.01 of the Plan is hereby amended by restating subsections
(cc), (dd) and (ee) thereof in their entirety to read as follows:

          (cc) TRUST (or TRUST FUND): The fund known as the SUPPLEMENTAL PROFIT SHARING TRUST FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES or, with respect to periods on and after April 1, 1999, known as the TRINITY INDUSTRIES, INC. SUPPLEMENTAL PROFIT SHARING AND DEFERRED DIRECTOR FEE TRUST, maintained in accordance with the terms of the trust agreement, as from time to time amended, which constitutes a part of this Plan.

          (dd) TRUSTEE: The corporation, individual or individuals appointed to administer the Trust in accordance with the agreement governing the Trust.

          (ee) VALUATION DATE: The last day of each calendar quarter and such other dates as the Committee in its discretion may prescribe.

     THIRD: Section 2.01 of the Plan is hereby amended by adding the following to the end thereof:

          (gg) ACCOUNT: A Participant's Salary Reduction Contribution Account, Employer Contribution Account and/or Discretionary Contribution Account, as the case may be.

          (hh) DISCRETIONARY CONTRIBUTION ACCOUNT: The account maintained for a Participant on the books of his Employer to which is credited amounts allocated for the benefit of such Participant pursuant to
               Section 4.01(c) hereof and adjustments related thereto.

     FOURTH: Section 3.01 of the Plan is hereby amended by adding the following to the end thereof:

          Any provision of this Plan to the contrary notwithstanding, effective on and after the date of a Change in Control, the term "Participant" shall be limited to those individuals who satisfy the requirements set forth for participation in this Plan and who were Participants in this Plan as of the date immediately prior to the date of such Change in Control.

     FIFTH: Section 4.01 of the Plan is hereby amended by restating paragraph
(b) thereof in its entirety and by adding the following new paragraph (c) to the end thereof:

          (b) Additional Matching Contributions--As of the last day of each Year, each Employer shall credit an additional amount to the Employer Contribution Account of each of its Employees for whom an amount was credited pursuant to paragraph (a) of this Section 4.01; provided, however, that no such additional amount shall be credited to the Account of an Employee for a Plan Year unless such Employee (i) has completed one year of Service prior to the first day of any calendar quarter during such Year, (ii) is in the employ of the Employer as of the last day of such Year (or, who, while employed by the Employer during the Year, terminated employment with the Employer on account of death, Disability or retirement, as defined by the Trinity Industries, Inc. Standard Pension Plan), and (iii) has made the maximum elective contributions for such Year permitted under the terms of the Profit Sharing Plan for Employees of Trinity Industries, Inc. and Certain Affiliates. Such additional amount shall be equal to the lesser of (1) or (2), where--

                    "(1)" is an amount equal to a percentage of that portion of the Participant's salary reduction for such Year pursuant to
                    Section 4.02 hereof that does not exceed six percent (6%) of his Compensation for such Year, based on his years of Service as follows:

                    Years of Service                     Additional Percentage
                    ----------------                     ---------------------
                    Less than 1                                    0%
                    1 but less than 2                             25%
                    2 but less than 3                             30%
                    3 but less than 4                             35%
                    4 but less than 5                             40%
                    5 or more                                     50%

                    and "(2)" is the amount that would have been credited to the Participant pursuant to (1) above if the Participant's salary reduction and Compensation for the Year had been limited to the extent provided in, respectively, Sections 402(g) and 401(a)(17) of the Code (and rulings and regulations issued thereunder);

                    provided, however, that no portions of a Participant's salary reduction shall be taken into account for purposes of this computation if, prior to the end of such Year, such portion is withdrawn by, or otherwise distributed to, the Participant or his Beneficiary, or if such portion represents amounts credited pursuant to paragraph (a) of this Section 4.01 prior to the first day of the calendar quarter following the date on which such Participant completes one year of Service; provided, further, that no Matching Employer Contributions shall be credited to Participants for a Year unless (i) the Company's earnings per share for such Year are sufficient to cover dividends to stockholders, or (ii) the Company's net profits for such Year are at least Thirty-three and one third Cents ($.33-1/3) per share. Notwithstanding the preceding provisions of this paragraph (b), the amount of Matching Employer Contribution credited to a Participant for a Year shall be reduced to the extent of any matching employer contributions made to or on behalf of the Participant for such Year under the Profit Sharing Plan for Employees of Trinity Industries, Inc. and Certain Affiliates.

               (c) Discretionary Contributions--In addition to the contributions described above, for each Year, an Employer may, but shall not be required to, credit the Discretionary Contribution Account of any one or more Participants in its employ during such Year, with such amount as the Employer may determine in its absolute discretion.

     SIXTH: Section 4.03 of the Plan is hereby amended by restatement in its entirety to read as follows:

     4.03 Forfeitures

          If, upon a Severance from Service, a Participant is not entitled to a distribution of the entire balance in his Employer Contribution Account and/or Discretionary Contribution Account, then the amount to which the Participant is not entitled shall become a Forfeiture and shall be deducted from the Participant's Accounts at such time. The portion of the Participant's Accounts which is not a Forfeiture shall continue to be adjusted as provided in Section 5.02(a) until it is distributed in full. The Participant shall receive a distribution of the nonforfeitable portion of his Accounts pursuant to Section 6.01.

     SEVENTH: The third sentence of Section 5.01 of the Plan is hereby amended by restatement in its entirety to read as follows:

          When appropriate, a Participant shall have two or three separate Accounts, an Employer Contribution Account, a Salary Reduction Contribution Account and a Discretionary Contribution Account.

     EIGHTH: Section 5.02 of the Plan is hereby amended by restating subsection
(a) thereof in its entirety to read as follows:

          (a) Valuation Adjustments--As of each Valuation Date, the amount credited to a Participant's Accounts as of the preceding Valuation Date, less any distributions or Forfeitures with respect to such Accounts since such preceding Valuation Date, shall be adjusted by reference to the fluctuations in value, taking into account gain, loss, expenses and other adjustments, of the investment indices selected by the Participant for the investment adjustment of his or her Accounts, with such adjustments to be made in the manner prescribed by the Committee. Following such adjustment, the amounts credited to a Participant's Accounts shall be increased to take into account additional deferrals and contributions credited to such Accounts since the preceding Valuation Date. The Committee shall have sole and absolute discretion with respect to the number and type of investment indices made available for selection by Participants pursuant to this Section, the timing of Participant elections and the method by which adjustments are made. The designation of investment indices by the Committee shall be for the sole purpose of adjusting Accounts pursuant to this Section and this provision shall not obligate the Company or any of the Employers to invest or set aside any assets for the payment of benefits hereunder; provided, however, that the Company or an Employer may invest a portion of its general assets in investments, including investments which are the same as or similar to the investment indices designated by the Committee and selected by Participants, but any such investments shall remain part of the general assets of the Company or such Employer and shall not be deemed or construed to grant a property interest of any kind to any Participant, designated beneficiary or estate. The Committee shall notify the Participants of the investment indices available and the procedures for making and changing elections.

     NINTH: Section 5.02 of the Plan is hereby amended by adding the following to the end thereof:

          (d) Discretion Contributions--Any amount credited to a Participant by an Employer pursuant to Section 4.01 (c) during a Year shall be allocated to the Participant's Discretionary Contribution Account at the time determined by the Employer in its absolute discretion.

     TENTH: Section 6.01 of the Plan is hereby amended by restating paragraphs
(a) and (b) thereof in their entirety to read as follows:

          (a) All payments with respect to a Participant's termination of employment for reasons other than death, Disability or retirement (as defined by the Trinity Industries, Inc. Standard Pension
               Plan) shall be made in the form of a lump sum. Payments made with respect to a Participant's termination of employment on account of death, Disability or retirement (as defined by the Trinity Industries, Inc. Standard Pension Plan), shall be made in such form as the Participant may elect from the following alternatives:

               (1)  In a lump sum;

               (2) In annual periodic payments for a specified number of years, not in excess of 20, with the first payment to be made in the calendar quarter following the calendar quarter in which the Participant terminates employment and subsequent payments to be made in the same calendar quarter of each succeeding year, where the payment made during each year shall be in an amount equal to a fraction of the Participant's Account balances as of the last day of the calendar quarter preceding the calendar quarter in which the payment is made, and where such fraction for each payment shall be one (1) divided by the number of payments remaining (including the current payment), and in which event the unpaid balance shall continue to be adjusted as provided in
                    Section 5.02(a) until it is distributed in full; or

               (3)  In a combination of the methods specified in subparagraphs
                    (1) or (2) of this paragraph (a).

               Any election pursuant to this paragraph (a) must be made prior to the date on which such Employee's Participation hereunder first commences, with all payments to be made in the form of a lump sum in the absence of a timely election and, except as expressly provided otherwise in this Plan, shall be irrevocable; provided, however, that a Participant may change such election once during any Year, with the new election to be effective for a distribution arising from termination of employment of the Participant only if such distribution is to be made or commence more than 12 months after the date of the new election. The Committee shall, as of the last day of the calendar quarter within which the Participant terminates employment, certify to the Trustee or the Treasurer of the Employer, as applicable, the method of payment selected by the Participant.

          (b) Notwithstanding the preceding, with respect to an Employee who became a Participant prior to April 1, 1999, such Participant's election with respect to the form of payment made pursuant to the provisions of the Plan in effect prior to April 1, 1999 shall remain in effect unless changed by the Participant in accordance with the provisions of paragraph (a) above.

    ELEVENTH: The last paragraph of Section 6.01 of the Plan is hereby amended by restatement in its entirety to read as follows:

          If a Participant's termination of employment is attributable to his death, Disability or his retirement on or after age 65 ("normal retirement"), he shall be entitled to the entire amount credited to his Accounts. If a Participant's termination of employment is not attributable to his death, Disability or normal retirement and if such termination of employment occurs on or after a "Change in Control" (as defined in Section 9.05 hereof), he shall be entitled to the entire amount credited to his Accounts; or if such termination of employment occurs prior to a Change in Control, he shall be entitled to (i) the entire amount credited to his Salary Reduction Contribution Account,
          (ii) such portion of the amount credited to his Discretionary Contribution Account determined in accordance with the criteria established by his Employer in its absolute discretion at the time the Discretionary Contribution was credited to such Account, and (iii) a "vested percentage" of the entire amount credited to his Employer Contribution Account based on his years of Service, as follows:

                                       Vested                    Forfeited
          Years of Service           Percentage                  Percentage
          ----------------           ----------                  ----------
          Less than 1                     0%                         100%
          1 but less than 2              20%                          80%
          2 but less than 3              40%                          60%
          3 but less than 4              60%                          40%
          4 but less than 5              80%                          20%
          5 or more                     100%                           0%

          For purposes of this Section 6.01, the "entire amount" credited to a Participant's Accounts at termination of employment shall include any amounts to be credited pursuant to Section 4.01 hereof for the Year of termination of employment but not yet allocated.

     TWELFTH: Section 6.03 of the Plan is hereby amended by restatement in its entirety to read as follows:

     6.03 Plan Termination

          If the Plan is terminated pursuant to the provisions of Article X, the Committee shall cause the Trustee or the Treasurer of the Employer, as applicable, to pay to all Participants all of the amounts then standing to their credit, with payment to be made at the time and in the manner specified in Section 6.01 hereof; provided, however, that if the Plan is terminated on or after a Change in Control, payment shall be made in the form of lump sums which shall be paid no later than 60 days following the end of the quarter in which the Plan termination occurs or, if elected by the Participant at least one full year prior to the date payment otherwise would have been made upon termination of the Plan, payment may be made in the form of five annual installments, with the first installment to be made no later than 60 days following the end of the quarter in which the termination occurs and the remaining installments to be paid no later than the last day of February of the next four successive calendar years. Each installment shall be in an amount equal to a fraction of the total balance in the Participant's Accounts as of the end of the immediately preceding calendar quarter, where the fraction shall be one (1) divided by the number of installments remaining to be paid (including the current installment), and where the unpaid balance shall continue to be adjusted as provided in Section 5.02(a) until it is distributed in full.

     THIRTEENTH: Section 6.05 of the Plan is hereby amended by restatement in its entirety to read as follows:

     6.05 In-Service Distributions

          No amounts credited to a Participant's Accounts shall be distributed to or on behalf of the Participant prior to the occurrence of one of the events specified in the provisions of this Article VI except as follows:

          (a) A distribution may be made to or on behalf of the Participant to the extent that the Committee, in its sole discretion, consents to such distribution upon a showing by the Participant of an unforeseeable emergency. For this purpose, an "unforeseeable emergency" is defined as severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend on the facts of each case, but payment may not be made to the extent that such hardship is or may be relieved--(i) through reimbursement or compensation by insurance or otherwise,
               (ii) by liquidation of the Participant's assets, to the extent that the liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan.

          (b) A lump sum distribution may be made to or on behalf of a Participant at any time, but no more often than once during any Year, of such amount equal to at least 25% of the Participant's vested Account balances as the Participant may request; provided, however, that (i) an amount equal to 10% of the amount distributed from the Accounts of a Participant pursuant to this paragraph shall be forfeited from the Accounts at the time of the distribution so that the amount distributed to the Participant pursuant to this paragraph shall never exceed the amount of the Participant's vested Account balances minus the amount so forfeited, and (ii) the salary reduction agreement of any Participant who receives a distribution pursuant to this paragraph shall be suspended for one full year from the date of such distribution.

         FOURTEENTH: Article VI of the Plan is hereby amended by adding the following new Section 6.06 to end thereof:

     6.06 Designated Distributions

          Prior to the beginning of a calendar year, a Participant may elect that all or any portion of the amount of any salary reduction to be credited to the Participant's Account during such calendar year, be distributed to or on behalf of the Participant in the form of a lump sum in a subsequent calendar year designated by the Participant in the election which subsequent calendar year shall not be earlier than the third calendar year following the calendar year for which the election is made. The distribution shall be made no later than March 31 of the designated year. In the event of the Participant's termination of employment for any reason prior to the designated year, the election shall be void and of no effect.

     FIFTEENTH: Article IX of the Plan is hereby amended by adding the following three Sections to the end thereof:

     9.07 Claims Procedure/Arbitration

          If any person (hereinafter called the "Claimant") feels that he or she is being denied a benefit to which he or she is entitled under this Plan, such Claimant may file a written claim for said benefit with the Committee. Within sixty days following the receipt of such claim the Committee shall determine and notify the Claimant as to whether he or she is entitled to such benefit. Such notification shall be in writing and, if denying the claim for benefit, shall set forth the specific reason or reasons for the denial, make specific reference to the pertinent provisions of this Plan, and advise the Claimant that he or she may, within sixty days following the receipt of such notice, in writing request to appear before the Committee or its designated representative for a hearing to review such denial. Any such hearing shall be scheduled at the mutual convenience of the Committee or its designated representative and the Claimant, and at any such hearing the Claimant and/or his or her duly authorized representative may examine any relevant documents and present evidence and arguments to support the granting of the benefit being claimed. The final decision of the Committee with respect to the claim being reviewed shall be made within sixty days following the hearing thereon, and the Committee shall in writing notify the Claimant of said final decision, again specifying the reasons therefor and the pertinent provisions of this Plan upon which said final decision is based. The final decision of the Committee shall be conclusive and binding upon all parties having or claiming to have an interest in the matter being reviewed.

          Any dispute or controversy arising out of, or relating to, the payment of benefits pursuant to this Plan shall be settled by arbitration in Dallas, Texas (or, if applicable law requires some other forum, then such other forum) in accordance with the rules then obtaining of the American Arbitration Association. The District Court of Dallas

          County, Texas or, as the case may be, the United States District Court for the Northern District of Texas shall have jurisdiction for all purposes in connection with any such arbitration. Any process or notice of motion or other application to either of said courts, and any paper in connection with arbitration, may be served by certified mail, return receipt requested, or by personal service or in such other manner as may be permissible under the rules of the applicable court or arbitration tribunal, provided a reasonable time for appearance is allowed. Arbitration proceedings must be instituted within one year after the claimed breach occurred, and the failure to institute arbitration proceedings within such period shall constitute an absolute bar to the institution of any proceedings, and a waiver of all claims, with respect to such breach.

     9.08 Reimbursement of Costs

          In the event that a dispute arises between a Participant or Beneficiary and the Company or other Employer liable for payments with respect to the payment of benefits hereunder and the Participant or Beneficiary is successful in pursuing a benefit to which he or she is entitled under the terms of the Plan against the Company or such other Employer or any other party in the course of litigation or otherwise and incurs attorneys' fees, expenses and costs in connection therewith, the Company or such other Employer against whom the Participant or beneficiary has been successful in pursuing a benefit under this Plan shall reimburse the Participant or beneficiary for the full amount of any such attorneys' fees, expenses and costs.

     9.09 Acceleration of Payment

          In the event that the Internal Revenue Service formally assesses a deficiency against a Participant on the grounds that an amount credited to such Participant's Accounts under this Plan is subject to federal income tax (the "Reclassified Amount") earlier than the time payment otherwise would be made to the Participant pursuant to this Plan, then the Committee shall direct the Employer maintaining such Participant's Accounts to pay to such Participant and deduct from such Account the Reclassified Amount.

     SIXTEENTH: Article X of the Plan is hereby amended by adding the following to the end thereof:

          Any provision of this Plan to the contrary notwithstanding, no action to modify, amend, supplement, suspend or terminate the Plan on or after the date of a Change in Control shall be effective without the consent of a majority of the Participants in the Plan at the time of such action.

     SEVENTEENTH: Article XI of the Plan is hereby amended by restatement in its entirety to read as follows:

                                   ARTICLE XI
               WITHDRAWING EMPLOYERS; TRANSFER TO SUCCESSOR PLAN

    11.01 Withdrawing Employers

          In the event that a Participating Employer elects to discontinue or revoke its participation in this Plan:

     (a) the Company shall cause to be prepared a new plan (the "Successor Plan") for the withdrawing Participating Employer, the terms of which shall be identical to the terms of this Plan;

     (b) the Company shall transfer, deliver and assign any and all benefit obligations under this Plan which relate to Participants who are employees of the withdrawing Participating Employer or its subsidiaries to the Successor Plan; and

     (c) the withdrawing Participating Employer shall be deemed to have consented to the adoption of the Successor Plan.

     For purposes of this provision, the Successor Plan shall treat all benefit obligations described under (b) above as if they had accrued due to an individual's service with the withdrawing Participating Employer. Subsequent to the withdrawing Participating Employer's adoption of the Successor Plan and the transfer of benefit obligations from this Plan to the Successor Plan, Participants whose benefits were transferred to the Successor Plan shall not be entitled to receive any amounts from this Plan which relate to benefit obligations which accrued prior to the transfer.

    11.02 Transfer to Successor Plan

          Any provision of this Plan to the contrary notwithstanding, in the event that:

     (a) the employment of a Participant with the Company or other Participating Employer is terminated in connection with the sale, spin-off or other disposition of a direct or indirect subsidiary of the Company or a sale or other disposition of assets of the Company or the assets of a direct or indirect subsidiary of the Company (the "Transaction"), and

     (b) in connection with the Transaction, such terminated Participant becomes employed by the subsidiary that is sold, spun-off or otherwise disposed of, the purchaser of the subsidiary or assets or other surviving entity in the Transaction, as the case may be, or an affiliate thereof, (the "Successor Employer"), and

     (c) in connection with and effective as of or prior to the closing of the Transaction, the Successor Employer establishes a new plan, the terms of which are substantially identical to the terms of this Plan and which treat all benefit obligations which relate to the Participant (including those transferred to the Successor Plan pursuant to the provisions of this Section) as if they had accrued due to the Participant's service with the Successor Employer (the "Successor Plan"), and a new rabbi trust, the terms of which are substantially identical to the terms of the Trust (the "Successor Trust"), then the Participant shall not be entitled to a distribution of benefits from this Plan on account of such termination of employment, and the Company or other Participating Employer which formerly employed the Participant and which maintains an Account or Accounts for such Participant under this Plan shall transfer, deliver and assign to the Successor Plan and Successor Employer as of the date the Participant becomes employed by the Successor Employer any and all benefit obligations under this Plan which relate to the Participant, and effective with and subsequent to the adoption of the Successor Plan by the Successor Employer and the transfer of the Participant's benefit obligations from this Plan to the Successor Plan, the Participant whose benefits were transferred to the Successor Plan shall not be entitled to receive any amounts from this Plan which relate to benefit obligations which accrued prior to the transfer. The preceding provisions to the contrary notwithstanding, the provisions of this Section
     11.02 shall not be effective for Transactions that occur on or after the date of a Change in Control without the written consent of a majority of the Participants in the Plan at such time.

IN WITNESS WHEREOF, this Amendment has been executed this 31st day of March, 1999.

                                             TRINITY INDUSTRIES, INC.

                                             By: /s/ JACK CUNNINGHAM
                                                 ------------------------------
                                                 Title: Vice President

                             AMENDMENT NO. 7 TO THE
                        SUPPLEMENTAL PROFIT SHARING PLAN
                                FOR EMPLOYEES OF
                            TRINITY INDUSTRIES, INC.
                             AND CERTAIN AFFILIATES

     Pursuant to the provisions of Article X thereof, the Supplemental Profit Sharing Plan for Employees of Trinity Industries, Inc. and Certain Affiliates (the "Plan") is hereby amended effective as of April 1, 1999 (except as otherwise noted herein) in the following respects only:

     FIRST: Section 2.01 of the Plan is hereby amended by deleting subsection(s) therefrom in its entirety.

     SECOND: Section 2.01 of the Plan is hereby amended by restating subsections
(cc), (dd) and (ee) thereof in their entirety to read as follows:

     (cc) TRUST (or TRUST FUND): The fund known as the SUPPLEMENTAL PROFIT SHARING TRUST FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES or, with respect to periods on and after April 1, 1999, known as the TRINITY INDUSTRIES, INC. SUPPLEMENTAL PROFIT SHARING AND DEFERRED DIRECTOR FEE TRUST, maintained in accordance with the terms of the trust agreement, as from time to time amended, which constitutes a part of this Plan.

     (dd) TRUSTEE: The corporation, individual or individuals appointed to administer the Trust in accordance with the agreement governing the Trust.

     (ee) VALUATION DATE: The last day of each calendar quarter and such other dates as the Committee in its discretion may prescribe.

     THIRD: Section 2.01 of the Plan is hereby amended by adding the following to the end thereof:

     (gg) ACCOUNT: A Participant's Salary Reduction Contribution Account, Employer Contribution Account and/or Discretionary Contribution Account, as the case may be.

     (hh) DISCRETIONARY CONTRIBUTION ACCOUNT: The account maintained for a Participant on the books of his Employer to which is credited amounts allocated for the benefit of such Participant pursuant to Section 4.01(c) hereof and adjustments related thereto.

     FOURTH: Section 3.01 of the Plan is hereby amended by adding the following to the end thereof:

Any provision of this Plan to the contrary notwithstanding, effective on and after the date of a Change in Control, the term "Participant" shall be limited to those individuals who satisfy the requirements set forth for participation in this Plan and who were Participants in this Plan as of the date immediately prior to the date of such Change in Control.

     FIFTH: Section 4.01 of the Plan is hereby amended by restating paragraph
(b) thereof in its entirety and by adding the following new paragraph (c) to the end thereof, with such amended and added provisions to be effective April 1, 1999, except for restated paragraph (b)(1), which shall be effective April 1, 1998:

          (b) Additional Matching Contribution--For each Year, each Employer shall credit an additional amount to each of its Employees for whom an amount was credited pursuant to paragraph (a) of this
               Section 4.01; provided, however, that no such additional amount shall be credited prior to the date on which such Employee completes one (1) year of Service. Such additional amount, when added to the Forfeitures which have become available for application as of the end of the Year pursuant to Section 4.03 hereof, shall be equal to the lesser of (1) or (2), where--(1) is a percentage of that portion of the Participant's salary reduction for such Year pursuant to Section 4.02 hereof which does not exceed six percent (6%) of his Compensation for such Year, based on his years of Service as follows:

                     Years of Service                Applicable Percentage
                     ----------------                ---------------------
                     Less than 1                               0%
                     1 but less than 2                        25%
                     2 but less than 3                        30%
                     3 but less than 4                        35%
                     4 but less than 5                        40%
                     5 or more                                50%

               and (2) is the amount that would have been credited to the Participant pursuant to (1) above if the Participant's salary reduction and Compensation for the Year had been limited to the extent provided in, respectively, Sections 402(g) and 401(a)(17) of the Code (and rulings and regulations issued thereunder); provided, however, that, except in the case of a Participant who "retires" (as defined in the Trinity Industries, Inc. Standard Pension Plan), dies or incurs a Disability, no portion of a Participant's salary reduction shall be taken into account for purposes of this computation if, prior to the end of such Year, such portion is withdrawn by, or otherwise distributed to, the Participant or his

               Beneficiary; provided, further, that no Matching Employer Contributions shall be credited to Participants for a Year unless (i) the Company's earnings per share for such Year are sufficient to cover dividends to stockholders, or (ii) the Company's net profits for such Year are at least Thirty-Three and one-third Cents ($.33-1/3) per share. Notwithstanding the preceding provisions of subparagraph (1) of this paragraph (b),
               (i) the amount of Matching Employer Contributions, determined without regard to any allocations of income or loss under Section 5.02, credited to a Participant's Account shall not be less than the amount credited immediately prior to April 1, 1998; and (ii) in no event will the amount of Matching Employer Contribution credited to a Participant for a Year under this Plan when combined with any matching contribution credited to the Participant under the Profit Sharing Plan for Employees of Trinity Industries, Inc. and Certain Affiliates exceed the amount of matching contribution that would have been credited under such Profit Sharing Plan determined as if all Salary Reduction Contributions hereunder had been made under such Profit Sharing Plan.

          (c) Discretionary Contributions--In addition to the contributions described above, for each Year an Employer may, but shall not be required to, credit the Discretionary Contribution Account of any one or more Participants in its employ during such Year with such amount as the Employer may determine in its absolute discretion.

     SIXTH: Section 4.03 of the Plan is hereby amended by restatement in its entirety to read as follows:

     4.03 Forfeitures

          If, upon a Severance from Service, a Participant is not entitled to a distribution of the entire balance in his Employer Contribution Account and/or Discretionary Contribution Account, then the amount to which the Participant is not entitled shall become a Forfeiture and shall be deducted from the Participant's Accounts at such time. The portion of the Participant's Accounts which is not a Forfeiture shall continue to be adjusted as provided in Section 5.02(a) until it is distributed in full. The Participant shall receive a distribution of the nonforfeitable portion of his Accounts pursuant to Section 6.01.

     SEVENTH: The third sentence of Section 5.01 of the Plan is hereby amended by restatement in its entirety to read as follows:

          When appropriate, a Participant shall have two or three separate Accounts, an Employer Contribution Account, a Salary Reduction Contribution Account and a Discretionary Contribution Account.

     EIGHTH: Section 5.02 of the Plan is hereby amended by restating subsection
(a) thereof in its entirety to read as follows:

          (a) Valuation Adjustments--As of each Valuation Date, the amount credited to a Participant's Accounts as of the preceding Valuation Date, less any distributions or Forfeitures with respect to such Accounts since such preceding Valuation Date, shall be adjusted by reference to the fluctuations in value, taking into account gain, loss, expenses and other adjustments, of the investment indices selected by the Participant for the investment adjustment of his or her Accounts, with such adjustments to be made in the manner prescribed by the Committee. Following such adjustment, the amounts credited to a Participant's Accounts shall be increased to take into account additional deferrals and contributions credited to such Accounts since the preceding Valuation Date. The Committee shall have sole and absolute discretion with respect to the number and type of investment indices made available for selection by Participants pursuant to this Section, the timing of Participant elections and the method by which adjustments are made. The designation of investment indices by the Committee shall be for the sole purpose of adjusting Accounts pursuant to this Section and this provision shall not obligate the Company or any of the Employers to invest or set aside any assets for the payment of benefits hereunder; provided, however, that the Company or an Employer may invest a portion of its general assets in investments, including investments which are the same as or similar to the investment indices designated by the Committee and selected by Participants, but any such investments shall remain part of the general assets of the Company or such Employer and shall not be deemed or construed to grant a property interest of any kind to any Participant, designated beneficiary or estate. The Committee shall notify the Participants of the investment indices available and the procedures for making and changing elections.

     NINTH: Section 5.02 of the Plan is hereby amended by adding the following to the end thereof:

          (d) Discretionary Contributions--Any amount credited to a Participant by an Employer pursuant to Section 4.01(c) during a Year shall be allocated to the Participant's Discretionary Contribution Account at the time determined by the Employer in its absolute discretion.

     TENTH: Section 6.01 of the Plan is hereby amended by restating paragraphs
(a) and (b) thereof in their entirety to read as follows:

          (a) All payments with respect to a Participant's termination of employment for reasons other than death, Disability or retirement (as defined by the Trinity Industries, Inc. Standard Pension
               Plan) shall be made in the form of a lump sum. Payments made with respect to a Participant's termination of employment on account of death, Disability or retirement (as defined by the Trinity Industries, Inc. Standard Pension Plan), shall be made in such form as the Participant may elect from the following alternatives:

               (1)  In a lump sum;

               (2) In annual periodic payments for a specified number of years, not in excess of 20, with the first payment to be made in the calendar quarter following the calendar quarter in which the Participant terminates employment and subsequent payments to be made in the same calendar quarter of each succeeding year, where the payment made during each year shall be in an amount equal to a fraction of the Participant's Account balances as of the last day of the calendar quarter preceding the calendar quarter in which the payment is made, and where such fraction for each payment shall be one (1) divided by the number of payments remaining (including the current payment), and in which event the unpaid balance shall continue to be adjusted as provided in
                    Section 5.02(a) until it is distributed in full; or

               (3)  In a combination of the methods specified in subparagraphs
                    (1) or (2) of this paragraph (a).

               Any election pursuant to this paragraph (a) must be made prior to the date on which such Employee's Participation hereunder first commences, with all payments to be made in the form of a lump sum in the absence of a timely election and, except as expressly provided otherwise in this Plan, shall be irrevocable; provided, however, that a Participant may change such election once during any Year, with the new election to be effective for a distribution arising from termination of employment of the Participant only if such distribution is to be made or commence more than 12 months after the date of the new election. The Committee shall, as of the last day of the calendar quarter within which the Participant terminates employment, certify to the Trustee or the Treasurer of the Employer, as applicable, the method of payment selected by the Participant.

          (b) Notwithstanding the preceding, with respect to an Employee who became a Participant prior to April 1, 1999, such Participant's election with respect to the form of payment made pursuant to the provisions of the Plan in effect prior to April 1, 1999 shall remain in effect unless changed by the Participant in accordance with the provisions of paragraph (a) above.

     ELEVENTH: The last paragraph of Section 6.01 of the Plan is hereby amended by restatement in its entirety to read as follows:

               If a Participant's termination of employment is attributable to his death, Disability or his retirement on or after age 65 ("normal retirement"), he shall be entitled to the entire amount credited to his Accounts. If a Participant's termination of employment is not attributable to his death, Disability or normal retirement and if such termination of employment occurs on or after a "Change in Control" (as defined in Section 9.05 hereof), he shall be entitled to the entire amount credited to his Accounts; or if such termination of employment occurs prior to a Change in Control, he shall be entitled to (i) the entire amount credited to his Salary Reduction Contribution Account, (ii) such portion of the amount credited to his Discretionary Contribution Account determined in accordance with the criteria established by his Employer in its absolute discretion at the time the Discretionary Contribution was credited to such Account, and
               (iii) a "vested percentage" of the entire amount credited to his Employer Contribution Account based on his years of Service, as follows:

                                          Vested               Forfeited
               Years of Service         Percentage             Percentage
               ----------------         ----------             ----------
               Less than 1                    0%                   100%
               1 but less than 2             20%                    80%
               2 but less than 3             40%                    60%
               3 but less than 4             60%                    40%
               4 but less than 5             80%                    20%
               5 or more                    100%                     0%

               For purposes of this Section 6.01, the "entire amount" credited to a Participant's Accounts at termination of employment shall include any amounts to be credited pursuant to Section 4.01 hereof for the Year of termination of employment but not yet allocated.

     TWELFTH: Section 6.03 of the Plan is hereby amended by restatement in its entirety to read as follows:

     6.03 Plan Termination

          If the Plan is terminated pursuant to the provisions of Article X, the Committee shall cause the Trustee or the Treasurer of the Employer, as applicable, to pay to all Participants all of the amounts then standing to their credit, with payment to be made at the time and in the manner specified in Section 6.01 hereof; provided, however, that if the Plan is terminated on or after a Change in Control, payment shall be made in the form of lump sums which shall be paid no later than 60 days following the end of the quarter in which the Plan termination occurs or, if elected by the Participant at least one full year prior to the date payment otherwise would have been made upon termination of the Plan, payment may be made in the form of five annual installments, with the first installment to be made no later than 60 days following the end of the quarter in which the termination occurs and the remaining installments to be paid no later than the last day of February of the next four successive calendar years. Each installment shall be in an amount equal to a fraction of the total balance in the Participant's Accounts as of the end of the immediately preceding calendar quarter, where the fraction shall be one (1) divided by the number of installments remaining to be paid (including the current installment), and where the unpaid balance shall continue to be adjusted as provided in Section 5.02(a) until it is distributed in full.

     THIRTEENTH: Section 6.05 of the Plan is hereby amended by restatement in its entirety to read as follows:

     6.05 In-Service Distributions

          No amounts credited to a Participant's Accounts shall be distributed to or on behalf of the Participant prior to the occurrence of one of the events specified in the provisions of this Article VI except as follows:

          (a) A distribution may be made to or on behalf of the Participant to the extent that the Committee, in its sole discretion, consents to such distribution upon a showing by the Participant of an unforeseeable emergency. For this purpose, an "unforeseeable emergency" is defined as severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend on the facts of each case, but payment may not be made to the extent that such hardship is or may be relieved--(i) through reimbursement or compensation by insurance or otherwise,
               (ii) by liquidation of the Participant's assets, to the extent that the liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan.

          (b) A lump sum distribution may be made to or on behalf of a Participant at any time, but no more often than once during any Year, of such amount equal to at least 25% of the Participant's vested Account balances as the Participant may request; provided, however, that (i) an amount equal to 10% of the amount distributed from the Accounts of a Participant pursuant to this paragraph shall be forfeited from the Accounts at the time of the distribution so that the amount distributed to the Participant pursuant to this paragraph shall never exceed the amount of the Participant's vested Account balances minus the amount so forfeited, and (ii) the salary reduction agreement of any Participant who receives a distribution pursuant to this paragraph shall be suspended for one full year from the date of such distribution.

     FOURTEENTH: Article VI of the Plan is hereby amended by adding the following new Section 6.06 to end thereof.

     6.06 Designated Distributions

          Prior to the beginning of a calendar year, a Participant may elect that all or any portion of the amount of any salary reduction to be credited to the Participant's Account during such calendar year, be distributed to or on behalf of the Participant in the form of a lump sum in a subsequent calendar year designated by the Participant in the election which subsequent calendar year shall not be earlier than the third calendar year following the calendar year for which the election is made. The distribution shall be made no later than March 31 of the designated year. In the event of the Participant's termination of employment for any reason prior to the designated year, the election shall be void and of no effect.

     FIFTEENTH: Article IX of the Plan is hereby amended by adding the following three Sections to the end thereof:

     9.07 Claims Procedure/Arbitration

          If any person (hereinafter called the "Claimant") feels that he or she is being denied a benefit to which he or she is entitled under this Plan, such Claimant may file a written claim for said benefit with the Committee. Within sixty days following the receipt of such claim the Committee shall determine and notify the Claimant as to whether he or she is entitled to such benefit. Such notification shall be in writing and, if denying the claim for benefit, shall set forth the specific reason or reasons for the denial, make specific reference to the pertinent provisions of this Plan, and advise the Claimant that he or she may, within sixty days following the receipt of such notice, in writing request to appear before the Committee or its designated representative for a hearing to review such denial. Any such hearing shall be scheduled at the mutual convenience of the Committee or its designated representative and the Claimant, and at any such hearing the Claimant and/or his or her duly authorized representative may examine any relevant documents and present evidence and arguments to support the granting of the benefit being claimed. The final decision of the Committee with respect to the claim being reviewed shall be made within sixty days following the hearing thereon, and the Committee shall in writing notify the Claimant of said final decision, again specifying the reasons therefor and the pertinent provisions of this Plan upon which said final decision is based. The final decision of the Committee shall be conclusive and binding upon all parties having or claiming to have an interest in the matter being reviewed.

          Any dispute or controversy arising out of, or relating to, the payment of benefits pursuant to this Plan shall be settled by arbitration in Dallas, Texas (or, if applicable law requires some other forum, then such other forum) in accordance with the rules then obtaining of the American Arbitration Association. The District Court of Dallas

          County, Texas or, as the case may be, the United States District Court for the Northern District of Texas shall have jurisdiction for all purposes in connection with any such arbitration. Any process or notice of motion or other application to either of said courts, and any paper in connection with arbitration, may be served by certified mail, return receipt requested, or by personal service or in such other manner as may be permissible under the rules of the applicable court or arbitration tribunal, provided a reasonable time for appearance is allowed. Arbitration proceedings must be instituted within one year after the claimed breach occurred, and the failure to institute arbitration proceedings within such period shall constitute an absolute bar to the institution of any proceedings, and a waiver of all claims, with respect to such breach.

     9.08 Reimbursement of Costs

          In the event that a dispute arises between a Participant or Beneficiary and the Company or other Employer liable for payments with respect to the payment of benefits hereunder and the Participant or Beneficiary is successful in pursuing a benefit to which he or she is entitled under the terms of the Plan against the Company or such other Employer or any other party in the course of litigation or otherwise and incurs attorneys' fees, expenses and costs in connection therewith, the Company or such other Employer against whom the Participant or beneficiary has been successful in pursuing a benefit under this Plan shall reimburse the Participant or beneficiary for the full amount of any such attorneys' fees, expenses and costs.

     9.09 Acceleration of Payment

          In the event that the Internal Revenue Service formally assesses a deficiency against a Participant on the grounds that an amount credited to such Participant's Accounts under this Plan is subject to federal income tax (the "Reclassified Amount") earlier than the time payment otherwise would be made to the Participant pursuant to this Plan, then the Committee shall direct the Employer maintaining such Participant's Accounts to pay to such Participant and deduct from such Account the Reclassified Amount.

     SIXTEENTH: Article X of the Plan is hereby amended by adding the following to the end thereof:

          Any provision of this Plan to the contrary notwithstanding, no action to modify, amend, supplement, suspend or terminate the Plan on or after the date of a Change in Control shall be effective without the consent of a majority of the Participants in the Plan at the time of such action.

     SEVENTEENTH: Article XI of the Plan is hereby amended by restatement in its entirety to read as follows:

                                   ARTICLE XI
               WITHDRAWING EMPLOYERS; TRANSFER TO SUCCESSOR PLAN

    11.01 Withdrawing Employers

          In the event that a Participating Employer elects to discontinue or revoke its participation in this Plan:

          (a) the Company shall cause to be prepared a new plan (the "Successor Plan") for the withdrawing Participating Employer, the terms of which shall be identical to the terms of this Plan;

          (b) the Company shall transfer, deliver and assign any and all benefit obligations under this Plan which relate to Participants who are employees of the withdrawing Participating Employer or its subsidiaries to the Successor Plan; and

          (c) the withdrawing Participating Employer shall be deemed to have consented to the adoption of the Successor Plan.

          For purposes of this provision, the Successor Plan shall treat all benefit obligations described under (b) above as if they had accrued due to an individual's service with the withdrawing Participating Employer. Subsequent to the withdrawing Participating Employer's adoption of the Successor Plan and the transfer of benefit obligations from this Plan to the Successor Plan, Participants whose benefits were transferred to the Successor Plan shall not be entitled to receive any amounts from this Plan which relate to benefit obligations which accrued prior to the transfer.

    11.02 Transfer to Successor Plan

          Any provision of this Plan to the contrary notwithstanding, in the event that:

          (a) the employment of a Participant with the Company or other Participating Employer is terminated in connection with the sale, spin-off or other disposition of a direct or indirect subsidiary of the Company or a sale or other disposition of assets of the Company or the assets of a direct or indirect subsidiary of the Company (the "Transaction"), and

          (b) in connection with the Transaction, such terminated Participant becomes employed by the subsidiary that is sold, spun-off or otherwise disposed of, the purchaser of the subsidiary or assets or other surviving entity in the Transaction, as the case may be, or an affiliate thereof, (the "Successor Employer"), and

          (c) in connection with and effective as of or prior to the closing of the Transaction, the Successor Employer establishes a new plan, the terms of which are substantially identical to the terms of this Plan and which treat all benefit obligations which relate to the Participant (including those transferred to the Successor Plan pursuant to the provisions of this Section) as if they had accrued due to the Participant's service with the Successor Employer (the "Successor Plan"), and a new rabbi trust, the terms of which are substantially identical to the terms of the Trust (the "Successor Trust"), then the Participant shall not be entitled to a distribution of benefits from this Plan on account of such termination of employment, and the Company or other Participating Employer which formerly employed the Participant and which maintains an Account or Accounts for such Participant under this Plan shall transfer, deliver and assign to the Successor Plan and Successor Employer as of the date the Participant becomes employed by the Successor Employer any and all benefit obligations under this Plan which relate to the Participant, and effective with and subsequent to the adoption of the Successor Plan by the Successor Employer and the transfer of the Participant's benefit obligations from this Plan to the Successor Plan, the Participant whose benefits were transferred to the Successor Plan shall not be entitled to receive any amounts from this Plan which relate to benefit obligations which accrued prior to the transfer. The preceding provisions to the contrary notwithstanding, the provisions of this Section 11.02 shall not be effective for Transactions that occur on or after the date of a Change in Control without the written consent of a majority of the Participants in the Plan at such time.

     IN WITNESS WHEREOF, this Amendment has been executed this 31 day of March, 1999.

                                                  TRINITY INDUSTRIES, INC.

                                                  By:  /s/ JACK CUNNINGHAM
                                                       --------------------
                                                  Title:  Vice President